                                 ANNUAL REPORT

                                October 31, 1998

                             THE TOCQUEVILLE TRUST
                                  MUTUAL FUNDS

                              The Tocqueville Fund

                      The Tocqueville Small Cap Value Fund

                    The Tocqueville International Value Fund

                        The Tocqueville Government Fund

                           The Tocqueville Gold Fund

--------------------------------------------------------------------------------
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of The Tocqueville Trust. Please call 1-800-697-FUND (3863) for a free prospectus. Read it care-fully before you invest.

You are invited to visit our website @ www.tocqueville.com

The Tocqueville Fund
--------------------------------------------------------------------------------

DEAR FELLOW SHAREHOLDER:

  The Tocqueville Fund registered a return of -4.6% over the twelve-month pe-riod ending October 31, 1998. The fiscal year just ended was one of the most difficult and unusual periods in our investment career. The discipline of value investing which has served us and our shareholders well over the long term suf-fered its worst period of relative investment performance in at least thirty years. (Although returns to value investing were very poor on a relative basis, absolute returns were reasonable, coming as they did after three remarkable years in the market.) Not only did value portfolios lag a red-hot index throughout the first half of the fiscal year; they also did more poorly on av-erage than the index on the way down. What happened?

  Basically, the year unfolded very much as we expected when we wrote our annual letter last year. We worried then about the profit outlook of many companies and the impact of the Asian crisis on American companies. As we expected, estimated earnings trended down all year. And the average stock--as opposed to the stock averages--declined markedly during the year.

  What we did not correctly foresee was the extraordinary performance of the very largest capitalization stocks, which dominate the indices. Throughout the year, stocks, which we considered far too expensive to purchase became more and more expensive. These large capitalization growth stocks dominate the S&P 500 because the S&P is a market weighted index. Increasingly index funds and "closet" index funds found they only needed to buy the top 25, 30, or 50 companies in the index to capture the returns on the index. In fact, these larger companies more than captured the index returns. The top 50 generated an overall return of 36% during the 12-month period ended 10/31/98, propelling an overall return on the S&P 500 of 22%. These results were due in part to the vast amount of dollars that poured into equity funds during the period. The overwhelming majority of these new funds were invested in the same stocks, pushing their valuations to--in our view--unsustainable heights.

  WWW.TULIP.COM. When they were buying tulips, it is doubtful that the Dutch thought a tulip bulb was more valuable than a house, a ship, or a plot of land large enough to grow many more tulips. More likely, the tulips were bought for the simple reason that their prices were going up. And, by the way, as long as that was true, tulip bulbs were a good buy. Despite the many very fine compa-nies represented by the top 50 capitalization names in the S&P 500, we believe that the overwhelming majority of investors are buying these stocks, not be-cause of the value perceived in the underlying companies, but, like the Dutch, because the prices are going up. And, like the Dutch, these investors have had a winning strategy. Call us old fashioned, but we prefer to buy shares on the basis of the value we discern in the companies they represent. In the most re-cent twelve-month period, that has not been a winning strategy. But we are nei-ther deterred nor discouraged. History is on our side.

  In the period ahead, we foresee a significant correction in the overvaluation of the largest growth stocks. If that is correct, investing in the index will prove most unrewarding. Stock picking, our forte, will be the key to superior returns in this environment. Happily, we continue to find a number of companies whose valuation parameters fit our disciplines. In particular, we find value currently in shares of many commodity goods' producers such as those in the energy, nonferrous metals, and agricultural products' industries which are extremely depressed and would benefit from, among other things, a bounce in Asian economies. We believe these stocks can be good long-term performers regardless of moves in the overall market as represented by the indices. As importantly, since capital preservation remains our primary goal, we believe the risk in stocks trading at low multiples of normalized earnings, cash flow, sales, book and underlying asset value is acceptably low.

Robert W. Kleinschmidt
Francois Sicart
Portfolio Managers

                            Tocqueville Fund
                            (Net Asset Value)                Tocqueville Fund (Load)          S&P 500
10/31/88                               10000                       9600                        10000
10/31/89                               11674                      11207                        12640
10/31/90                               11282                      10830                        11695
10/31/91                               13279                      12747                        15612
10/31/92                               15261                      14651                        17167
10/31/93                               18876                      18121                        19732
10/31/94                               20330                      19517                        20496
10/31/95                               23585                      22641                        25915
10/31/96                               28934                      27776                        32160
10/31/97                               38904                      37348                        42487
10/31/98                               37119                      35634                        51829


This chart assumes an initial investment of $10,000 made on 10/31/88. Perfor-mance reflects fee waivers in effect. In the absence of fee waivers, total re-turn would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future perfor-mance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                      FOR PERIODS ENDED OCTOBER 31, 1998
-------------------------------------------------------------------------------

                                                           10
                                   1 YEAR  3 YEAR 5 YEAR  YEAR
---------------------------------------------------------------
Tocqueville Fund--Net Asset Value  (4.59%) 16.32% 14.48% 14.01%
Tocqueville Fund--Load             (8.40%) 14.74% 13.55% 13.55%
Standard & Poor's 500 Stock Index  21.99%  25.99% 21.30% 17.88%

-------------------------------------------------------------------------------

The Tocqueville Small Cap Value Fund
-------------------------------------------------------------------------------

DEAR FELLOW SHAREHOLDER:

   While the fiscal year we just ended was a very negative environment for small cap stocks in general, I am pleased to report that The Tocqueville Small Cap Value Fund maintained its good overall relative performance. We managed to give back only a small portion of the 36% gain we posted last year. We fin-ished the year nearly even with the Russell 2000 index which we have outperformed since inception.

   For the twelve months period ended October 31, 1998, your portfolio of value stocks declined 13.37% to $12.59 per share. Over the past three years, your Fund has appreciated 41.06%. These performance numbers compare with a one year decline of 11.84% and a three year gain of 32.94% for the Russell 2000 Index over the same periods. While my investment strategy is not to outperform any index, I will certainly try my best to do so over the long term.

   Our results certainly validate our strategy of buying good quality stocks with attractive growth potential when they are down substantially in price. The market collapse of August and September 1998 gave me more opportunities to buy good quality stocks at bargain prices. As a result, the 38 stocks we own were down on average 53% and 43% from their respective five year and 12 months highs when we acquired them. Many of our stocks have low near-term earnings expectations built into their cost, and positive surprises should work in our favor over time. Overall, I remain cautiously optimistic and fully invested.

   Looking at the portfolio in broad strategic terms, we retain substantial exposure to "sunrise industries," and to "service industries." This should give us an average long term earnings growth rate of about 15%. These broadly defined higher-growth sunrise and service industries now account for about two-thirds of the portfolio, and include computer software, telephone and CATV communication hardware, closed circuit TV equipment, business services, dis-tance learning and healthcare service providers.

   New to the portfolio this year is a just-in-case 7% "reflation insurance" position in precious metals stocks. I also took a 9% position in "very propri-etary" specialty chemical businesses where solid long term prospects have been somewhat obscured by near-term concerns over the world economy. Remaining as-sets are spread among a mosaic of out-of-favor growth and cyclical stocks.

   In closing, let me express my gratitude for your selecting The Tocqueville Small Cap Value Fund to realize your long term investment goals.

Jean-Pierre Conreur
Portfolio Manager



                        Small Cap Value Fund    Small Cap Value Fund
                         (Net Asset Value)           (Load)                     Russell 2000
8/1/94                          10000                   9600                        10000
10/31/94                        10220                   9811                        10479
10/31/95                        12184                  11697                        12400
10/31/96                        14586                  14002                        14458
10/31/97                        19840                  19046                        18699
10/31/98                        17187                  16500                        16485


This chart assumes an initial investment of $10,000 made on 8/1/94 (incep-tion). Performance reflects fee waivers in effect. In the absence of fee waiv-ers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

     AVERAGE ANNUAL RATE OF RETURN (%) FOR PERIODS ENDED OCTOBER 31, 1998
-------------------------------------------------------------------------------

                                                             SINCE INCEPTION
                                              1 YEAR  3 YEAR     8/1/94
----------------------------------------------------------------------------
Tocqueville Small Cap Value Fund--Net Asset
 Value                                       (13.37%) 12.15%     13.57%
Tocqueville Small Cap Value Fund--Load       (16.84%) 10.62%     12.48%
Russell 2000 Index                           (11.84%)  9.96%     12.47%
----------------------------------------------------------------------------

The Tocqueville International Value Fund

--------------------------------------------------------------------------------

DEAR FELLOW SHAREHOLDER:

   The recent fiscal year was, again, a difficult and volatile one for our Fund, with two good quarters and two bad ones adding up to a negative 19.4% re-turn for the year.

   Once again, our commitment to Asia hurt the performance, as we reached our goal of having almost two thirds of our invested assets in that region's de-pressed markets. There are, however, encouraging signs: In recent months, the region's currencies have stabilized, with the Indonesian rupiah actually recov-ering from about 15,000 rupiahs per dollar to less than 8,000.

   Behind the headlines, uneven but real progress is being made toward restruc-turing financial institutions and resolving corporations' international debt problems. Exports, initially hampered by logistics and the absence of trade fi-nancing are being resumed. With the benefit of lower currencies, they can be expected to rise strongly in coming months, mostly toward Europe and the United States.

   In some countries, foreign investment has begun to recover strongly, and many more investments by Japanese and Western companies are actively being ne-gotiated. These not only bring money into the cash-starved economies, but also unlock business that had been crippled by the lack of working capital and trade financing. Malaysia has imposed a one-year freeze for sales proceeds of invest-ments. We had no intention of selling our small positions in that country, and are still allowed to trade within Malaysian investments. This, therefore, does not change our investment stance toward that country, nor does it affect the Fund's overall liquidity.

   Finally, we are encouraged that the region's stock markets are becoming more selective. Individual markets now move more independently from each other, as well as from American or European markets. Within each market, too, individual securities are beginning to respond to their specific outlook. We take this as signs that professional investing based on company research is resuming, and that investors' time horizons are lengthening again.

   During the year, we increased our exposure to Japan, which had been very small, to more than 15% of the portfolio. We identified a number of companies where idle cash (earning practically no interest) or unutilized and saleable assets amounted to a large proportion of the stock price. In such cases, the "adjusted" price-earning ratio on operating income is quite low and offers very attractive value in an environment where the local economy can be expected to recover strongly, starting some time next year. For the portfolio in general, we continued to take profits in Europe to add to Asia, so as to achieve our goal of more than 60% of assets in that region.

   Our goal, moving forward, is to concentrate investments into fewer companies that we know well. Trips to Asia this year have allowed us to get to know bet-ter a number of corporate managers in whom we have developed a level of confi-dence sufficient to allow us to do so. Many of the companies we recently vis-ited are coping with the difficult business environment quite well, increasing their market shares while consolidating their finances.

   In Europe, where we continue to doubt that the advent of the Euro is the panacea that has been touted in many circles, we continue to concentrate on companies that offer both current value and good operational leverage in the budding recovery of domestic demand.

   Finally, as we started the process of concentrating the portfolio, we were able to realize a number of capital losses, which will ensure that the fund is not required to make any capital gain distribution for the past fiscal year.

   With our sincere thanks for your continued support,

Respectfully

Francois Sicart
Portfolio Manager

                    International Value Fund      International Value Fund         Morgan Stanley
                       Net Asset Value                   (Load)                     EAFE Index
8/1/94                       10000                          9600                        10000
10/31/94                     10020                          9619                        10244
10/31/95                     10830                         10396                        10206
10/31/96                     12570                         12067                        11275
10/31/97                     10770                         10339                        11797
10/31/98                      8679                          8332                        12935


This chart assumes an initial investment of $10,000 made on 8/1/94 (incep-tion). Performance reflects fee waivers in effect. In the absence of fee waiv-ers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

     AVERAGE ANNUAL RATE OF RETURN (%) FOR PERIODS ENDED OCTOBER 31, 1998
-------------------------------------------------------------------------------

                                                                SINCE INCEPTION
                                               1 YEAR   3 YEAR      8/1/94
-------------------------------------------------------------------------------
The Tocqueville International Value Fund--Net
 Asset Value                                   (19.41)% (7.11)%     (3.27)%
The Tocqueville International Value Fund--
 Load                                          (22.60)% (8.36)%     (4.20)%
Morgan Stanley EAFE Index                         9.65%   8.22%       6.22%
-------------------------------------------------------------------------------

The Tocqueville Government Fund
--------------------------------------------------------------------------------

DEAR FELLOW SHAREHOLDER:

  For the twelve month period ended October 31, 1998, The Tocqueville Govern-ment Fund generated a total return of 6.72%. This compares with 9.52% recorded by the Lehman Brothers Intermediate Term Government Index. Our maturities and durations are lower than that of the index, reflecting our more conservative posture than bonds that make up the Index. We have structured the portfolio to generate returns, which are attractive relative to available money market rates, without exposing our shareholders to the vicissitudes of the bond mar-ket. Our average maturity was only 6.6 years at the end of the fiscal year while our duration, a measure of vulnerability to rising rates, was a mere 4.6 years.

  We continue to believe that the risks associated with longer-term maturities are too great relative to the extra return available. With the yield curve as flat as it is, the only reason to hold longer-term maturities is a conviction that long rates will continue to fall. We do believe that long rates could go lower if the U.S. economy falters, but we also believe that the Fed is deter-mined to keep the U.S. recovery going. Consequently, in the current economic cycle, at least, the case for still lower long rates is not compelling and not worth the risk. We will stick to our cautious posture on the bond market until potential returns outweigh the risks. In the meanwhile, we will continue to be content with returns, which are attractive relative to money market instru-ments.

Robert W. Kleinschmidt
Portfolio Manager

                         Government Fund                                     Lehman Brothers Intermediate
                         (Net Asset Value)   Government Fund (Load)          Government Index
9/4/95                      10000                   9600                        10000
10/31/95                    10096                   9692                        10177
10/31/96                    10689                  10261                        10754
10/31/97                    11268                  10817                        11541
10/31/98                    12025                  11544                        12640


This chart assumes an initial investment of $10,000 made on 9/4/95 (incep-tion). Performance reflects fee waivers in effect. In the absence of fee waiv-ers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                      FOR PERIODS ENDED OCTOBER 31, 1998
-------------------------------------------------------------------------------

                                                    1     3   SINCE INCEPTION
                                                  YEAR  YEAR      9/4/95
-----------------------------------------------------------------------------
The Tocqueville Government Fund--Net Asset Value  6.72% 6.00%      6.00%
The Tocqueville Government Fund--Load             2.46% 4.56%      4.63%
Lehman Brothers Intermediate Government Index     9.52% 7.49%      7.68%
-----------------------------------------------------------------------------

The Tocqueville Gold Fund

--------------------------------------------------------------------------------

DEAR FELLOW SHAREHOLDER:

   In launching the fund on June 29th, concern about the overall market outlook was foremost in my thinking. Although my concerns proved well-founded and with painful consequences, I am pleased that the gold sector ran counter to the mar-ket correction this fall, as I had hoped. In the four months since the fund's inception, The Tocqueville Gold Fund's net asset value increased 7.6%.

   Stock market outlook and psychology changed dramatically in the third quar-ter of 1998, ushering in a new market cycle and a very different landscape than we have been accustomed to. Disinflation, high valuations and low long-term in-terest rates appear to be on their way out. Reflationary policies are becoming more appealing to world governments. Voters have had their fill of inflation fighting, austerity, unemployment and deflation. There is hardly anyone left who thinks anti-inflation policies should dominate. We expect to see a move to lower short-term rates, rapid money supply growth, more emergency bailouts and fiscal deficits. These changes will be good for gold, but not necessarily so for the bond market or equity valuations.

   For economic stimulus to work, Asia must begin to resume growth. In fact, without Asian participation, the outlook would be quite negative. As Alan Greenspan recently observed, the U.S. cannot remain an island of prosperity while Asian and other emerging market economies falter. The best chance to avoid a deep, prolonged world recession is for stimulus to take effect. A re-covery in Asia would increase demand for physical commodities. It would very likely lead to increases in commodity prices of all kinds, including gold.

   In the U.S., against a backdrop of rising long-term interest rates, corpo-rate earnings are heading lower because of deflationary price trends, declining consumer confidence and excess capacity. We expect these trends to continue into 1999. Among the twenty five largest market capitalizations, only five trade at less than a multiple of twenty, based on protected 1999 earnings. Ob-viously, these lofty valuations will be very difficult to sustain in the eco-nomic environment I envision. There is plenty of room for stocks to move lower.

   Why is this happening? We are in the midst of a world banking crisis, char-acterized by Mr. Greenspan and others as the most serious in more than fifty years. Throughout the 1990's, the Fed's easy money policies have led to a buildup of questionable credit leading to investment speculation as typified by the collapse of Long Term Credit, or the unprecedented valuations of world eq-uity markets. The result is that financial institutions are laden with bad in-vestments and irretrievable losses.

   Unwinding these excesses with a minimum of pain, if it can happen that way at all, can only happen slowly, over several years. For the unwinding to happen quickly would require a market "crash". Policy makers are working feverishly to avoid such an outcome. The most politically acceptable path is a "little bit" of inflation. Deflation has made it all but impossible to service dollar and other hard currency loans, thereby undermining credit and impairing bank capi-tal. Higher price levels do the opposite, at least for a while.

   Beneficiaries in this new environment are gold and other hard commodities, assets such as real estate financed by high levels of debt, and holders of short-term debt such as commercial banks. Of these, the most high-powered play by far is gold and shares of gold producers.

   We expect this new market cycle will last for several years. We recommend a small (5%) exposure to gold and gold shares. Gold performs inversely to finan-cial assets. It is a constructive way to deal with the more pessimistic invest-ment outlook. A small exposure can preserve or increase purchasing power in a down market.

   We are in the very early stages of these market changes. For many, our views will be quickly dismissed. We are happy to be standing away from the crowd, but we expect to have increasing company over time. In that vein, we welcome your interest in The Tocqueville Gold Fund. I would be happy to respond to your questions or comments.

John Hathaway
Portfolio Manager

                       Gold Fund                                 Philadelphia Stock Exchange
                    (Net Asset Value)   Government Fund (Load)   Gold and Silver Index
6/29/98                   10000                   9600                        10000
10/31/98                  10760                   9913                        10330


This chart assumes an initial investment of $10,000 made on 6/29/98 (incep-tion). Performance reflects fee waivers in effect. In the absence of fee waiv-ers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                         CUMULATIVE RATE OF RETURN (%)
                       FOR PERIOD ENDED OCTOBER 31, 1998
-------------------------------------------------------------------------------

                                                   SINCE INCEPTION
                                                       6/29/98
------------------------------------------------------------------
Tocqueville Gold Fund--Net Asset Value                  7.60%
Tocqueville Gold Fund--Load                             3.26%
Philadelphia Stock Exchange Gold and Silver Index       2.17%
------------------------------------------------------------------

                              THE TOCQUEVILLE FUND

                              FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------

                                           YEAR ENDED OCTOBER 31,
                                           ----------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING            1998      1997     1996     1995     1994
THROUGHOUT THE PERIOD)             -------   -------  -------  -------  -------
Net asset value, beginning of pe-
 riod                              $ 20.21   $ 15.85  $ 14.07  $ 13.74  $ 13.67
                                   -------   -------  -------  -------  -------
Income from investment opera-
 tions:
Net investment income                 0.06      0.06     0.07     0.15     0.12
Net realized and unrealized gain
 (loss)                              (0.93)     5.15     2.92     1.70     0.88
                                   -------   -------  -------  -------  -------
Total from investment operations     (0.87)     5.21     2.99     1.85     1.00
                                   -------   -------  -------  -------  -------
Less distributions
Dividends from net investment in-
 come                                (0.06)    (0.06)   (0.15)   (0.11)   (0.14)
Distributions from net realized
 gains                               (2.28)    (0.79)   (1.06)   (1.41)   (0.79)
                                   -------   -------  -------  -------  -------
Total distributions                  (2.34)    (0.85)   (1.21)   (1.52)   (0.93)
                                   -------   -------  -------  -------  -------
Change in net asset value for the
 period                              (3.21)     4.36     1.78     0.33     0.07
                                   -------   -------  -------  -------  -------
Net asset value, end of period     $ 17.00   $ 20.21  $ 15.85  $ 14.07  $ 13.74
                                   -------   -------  -------  -------  -------
Total Return (b)                      (4.6)%    34.5%    22.7%    16.0%     7.7%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)    $61,566   $64,998  $42,414  $33,438  $29,140
Ratio to average net assets:
 Expenses (a)                         1.39%     1.40%    1.49%    1.54%    1.54%
 Net investment income (loss) (a)      .35%      .34%     .44%    1.07%    0.87%
Portfolio turnover rate                 35%       48%      48%      47%      52%

--------
(a) Net of fees waived amounting to 0.25%, 0.16% and 0.02% of average net as-sets for the periods ended October 31, 1997, October 31, 1996 and October 31, 1995, respectively.
(b) Does not include maximum sales charge of 4%.

                      THE TOCQUEVILLE SMALL CAP VALUE FUND

                              FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------

                                    YEAR ENDED
                                   OCTOBER 31,
                                   -----------                    PERIOD FROM
PER SHARE OPERATING                                              AUGUST 1, 1994
PERFORMANCE                                                            TO
(FOR A SHARE OUTSTANDING   1998     1997      1996      1995    OCTOBER 31, 1994
THROUGHOUT THE PERIOD)     ----     ----      ----      ----    ----------------
Net asset value,
 beginning of period      $ 16.30  $ 13.37   $ 11.91   $10.22        $10.00
                          -------  -------   -------   ------        ------
Income from investment
 operations:
Net investment income
 (loss)                     (0.15)   (0.05)    (0.10)   (0.05)         0.02
Net realized and
 unrealized gain (loss)     (1.83)    4.44      2.33     1.96          0.20
                          -------  -------   -------   ------        ------
Total from investment
 operations                 (1.98)    4.39      2.23     1.91          0.22
                          -------  -------   -------   ------        ------
Less distributions
Dividends from net
 investment income            --       --        --     (0.03)          --
Distributions from net
 realized gains             (1.73)   (1.46)    (0.77)   (0.19)          --
                          -------  -------   -------   ------        ------
Total distributions         (1.73)   (1.46)    (0.77)   (0.22)          --
                          -------  -------   -------   ------        ------
Change in net asset
 value for the period       (3.71)    2.93      1.46     1.69          0.22
                          -------  -------   -------   ------        ------
Net asset value, end of
 period                   $ 12.59  $ 16.30   $ 13.37   $11.91        $10.22
                          -------  -------   -------   ------        ------
Total Return (b)           (13.4)%    36.0%     19.7 %   19.2 %         2.2%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
 period (000)             $21,610  $20,587   $11,545   $9,383        $6,755
Ratio to average net
 assets:
 Expenses (a)                1.67%    1.75 %    2.36 %   2.50 %        2.08%(c)
 Net investment income
  (loss) (a)               (1.12)%    (.81)%   (1.18)%  (0.53)%        0.85%(c)
Portfolio turnover rate        62%      95%      107 %     88 %           9%

--------
(a) Net of fees waived amounting to 0.35%, 0.33%, 0.33% and 0.75% of average net assets for the periods ended October 31, 1997, October 31, 1996, Octo-ber 31, 1995, and October 31, 1994, respectively.
(b) Does not include maximum sales charge of 4%. For the period ended October 31, 1994, not annualized.
(c) Annualized.

                    THE TOCQUEVILLE INTERNATIONAL VALUE FUND

                              FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------

                                    YEAR ENDED
                                   OCTOBER 31,
                                   -----------                    PERIOD FROM
PER SHARE OPERATING                                              AUGUST 1, 1994
PERFORMANCE                                                            TO
(FOR A SHARE OUTSTANDING   1998      1997      1996     1995    OCTOBER 31, 1994
THROUGHOUT THE PERIOD)     ----      ----      ----     ----    ----------------
Net asset value,
 beginning of period      $ 10.19   $ 12.57   $ 10.83  $10.02        $10.00
                          -------   -------   -------  ------        ------
Income from investment
 operations:
Net investment income
 (loss)                      0.10      (.03)     0.16   (0.01)        (0.04)
Net realized and
 unrealized gain (loss)     (2.07)    (1.67)     1.58    0.82          0.06
                          -------   -------   -------  ------        ------
Total from investment
 operations                 (1.97)    (1.70)     1.74    0.81          0.02
                          -------   -------   -------  ------        ------
Less distributions
Dividends from net
 investment income          (0.11)    (0.06)      --      --            --
Distributions from net
 realized gains               --      (0.62)      --      --            --
                          -------   -------   -------  ------        ------
Total distributions         (0.11)    (0.68)      --      --            --
                          -------   -------   -------  ------        ------
Change in net asset
 value for the period       (2.08)    (2.38)     1.74    0.81          0.02
                          -------   -------   -------  ------        ------
Net asset value, end of
 period                     $8.11   $ 10.19   $ 12.57  $10.83        $10.02
                          -------   -------   -------  ------        ------
Total Return (b)            (19.4)%   (14.3)%    16.1%    8.1 %         0.2 %
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
 period (000)             $68,415   $60,963   $23,932  $6,270        $2,516
Ratio to average net
 assets:
Expenses (a)                 2.00%     1.99%     1.98%   4.43 %        6.18 %(c)
Net investment income
 (loss) (a)                   .64%      .16%     1.45%  (0.53)%       (2.47)%(c)
Portfolio turnover rate        77%       70%      135%    109 %           0 %

--------
(a) Net of fees waived amounting to 0.11%, 0.55%, 1.28% and 1.00% of average net assets for the periods ended October 31, 1997, October 31, 1996, Octo-ber 31, 1995 and October 31, 1994, respectively.
(b) Does not include maximum sales charge of 4%. For the period ended October 31, 1994, not annualized.
(c) Annualized.

                        THE TOCQUEVILLE GOVERNMENT FUND

                              FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------

                                       YEAR ENDED                PERIOD FROM
                                      OCTOBER 31,             SEPTEMBER 4, 1995
PER SHARE OPERATING PERFORMANCE       -----------                    TO
(FOR A SHARE OUTSTANDING          1998     1997        1996   OCTOBER 31, 1995
THROUGHOUT THE PERIOD)           -------  -------     ------  -----------------
Net asset value, beginning of
 period                          $ 10.11  $ 10.13     $10.05       $10.00
                                 -------  -------     ------       ------
Income from investment opera-
 tions:
Net investment income               0.48     0.52       0.49         0.05
Net realized and unrealized
 gain (loss)                        0.18     0.01       0.08         0.05
                                 -------  -------     ------       ------
Total from investment opera-
 tions                              0.66     0.53       0.57         0.10
                                 -------  -------     ------       ------
Less distributions
Dividends from net investment
 income                            (0.48)   (0.52)     (0.49)       (0.05)
Distributions from net realized
 gains                               --     (0.03)       --           --
                                 -------  -------     ------       ------
Total distributions                (0.48)   (0.55)     (0.49)       (0.05)
                                 -------  -------     ------       ------
Change in net asset value for
 the period                         0.18    (0.02)      0.08         0.05
                                 -------  -------     ------       ------
Net asset value, end of period   $ 10.29  $ 10.11     $10.13       $10.05
                                 -------  -------     ------       ------
Total Return (b)                     6.7%     5.4%       5.9%         6.3%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
 (000)                           $14,773  $16,808     $9,788       $6,506
Ratio to average net assets:
 Expenses (a)                       1.00%    1.00%      1.47%        2.74%(c)
 Net investment income (a)          4.78%    5.17%      4.94%        3.08%(c)
Portfolio turnover rate              109%     339%(d)     85%           0%

--------
(a) Net of fees waived amounting to 0.44%, 0.91%, 1.25% and 0.77% of average net assets for the periods ended October 31, 1998, October 31, 1997, October 31, 1996 and October 31, 1995, respectively.
(b) Does not include maximum sales charge of 4%.
(c) Annualized.
(d) Portfolio turnover does not include securities acquired from Ivy Short Term Bond Fund on November 29, 1996.

                           THE TOCQUEVILLE GOLD FUND

                              FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------

                                            PERIOD FROM
                                           JUNE 29, 1998
PER SHARE OPERATING PERFORMANCE                  TO
(FOR A SHARE OUTSTANDING THROUGHOUT THE   OCTOBER 31, 1998
PERIOD)                                   ----------------
Net asset value, beginning of period           $10.00
                                               ------
Income from investment operations:
Net investment income                            0.00
Net realized and unrealized gain (loss)          0.76
                                               ------
Total from investment operations                 0.76
                                               ------
Less distributions
Dividends from net investment income              --
Distributions from net realized gains             --
                                               ------
Total distributions                               --
                                               ------
Change in net asset value for the period         0.76
                                               ------
Net asset value, end of period                 $10.76
                                               ------
Total Return (b)                                  7.6%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                $8,229
Ratio to average net assets:
 Expenses (a)                                    1.98%(c)
 Net investment income (a)                       0.06%(c)
Portfolio turnover rate                             1%

--------
(a) Net of fees waived amounting to 2.25% of average net assets for the period ended October 31, 1998.
(b) Does not include maximum sales charge of 4%.
(c) Annualized.

                              THE TOCQUEVILLE FUND

                       INVESTMENTS AS OF OCTOBER 31, 1998


--------------------------------------------------------------------------------

                                                                Market
COMMON STOCKS--91.9%                                  Shares     Value
-------------------------------------------------------------------------
BUSINESS SERVICES--4.0%
H&R Block, Inc.                                        25,000 $ 1,120,313
Siebel Systems, Inc.*                                     266       5,436
Waste Management, Inc.                                 30,000   1,353,750
-------------------------------------------------------------------------
                                                                2,479,499
-------------------------------------------------------------------------
CONSUMER NON-DURABLES--9.7%
Burlington Industries, Inc.*                          200,000   1,850,000
Kmart Corporation*                                    200,000   2,825,000
Philip Morris Companies Inc.                           25,000   1,278,125
-------------------------------------------------------------------------
                                                                5,953,125
-------------------------------------------------------------------------
ENERGY--12.6%
Baker Hughes, Inc.                                     67,000   1,478,187
Burlington Resources, Inc.                             40,000   1,647,500
Murphy Oil Corporation                                 50,000   2,065,625
Tesoro Petroleum Corporation*                         100,000   1,481,250
Varco International, Inc.*                            100,000   1,081,250
-------------------------------------------------------------------------
                                                                7,753,812
-------------------------------------------------------------------------
FINANCE--13.1%
BankAmerica Corporation                                45,264   2,599,851
The Bank of Tokyo-Mitsubishi, Ltd.--ADR               100,000     975,000
Citigroup Inc.                                         37,500   1,764,844
Financial Security Assurance Holdings Ltd.             30,000   1,494,375
Hartford Steam Boiler Inspection & Insurance Company   30,000   1,211,250
-------------------------------------------------------------------------
                                                                8,045,320
-------------------------------------------------------------------------
LUMBER AND WOOD PRODUCTS--3.9%
Deltic Timber Corporation                              50,000   1,221,875
Longview Fibre Company                                100,000   1,200,000
-------------------------------------------------------------------------
                                                                2,421,875
-------------------------------------------------------------------------
MANUFACTURING--5.5%
Aluminum Company of America                            23,950   1,898,038
Tenneco Inc.                                           50,000   1,518,750
-------------------------------------------------------------------------
                                                                3,416,788
-------------------------------------------------------------------------
MEDICAL SERVICES--6.1%
Genzyme Corporation*                                   50,000   2,103,125
Integrated Health Services, Inc.                      100,000   1,618,750
-------------------------------------------------------------------------
                                                                3,721,875
-------------------------------------------------------------------------
METALS & MINERALS--7.7%
ASARCO Incorporated                                    50,000   1,071,875
Homestake Mining Company                              184,800   2,194,500
Inco, Ltd.                                             75,000     801,563
Stillwater Mining Company*                             20,000     647,500
-------------------------------------------------------------------------
                                                                4,715,438
-------------------------------------------------------------------------

* Non-income producing security.

                     See Notes to the Financial Statements.

COMMON STOCKS                                                     Market
 (CONTINUED)                                           Shares      Value
----------------------------------------------------------------------------
PUBLISHING--1.8%
Readers Digest Association, Inc.                         50,000 $ 1,087,500
----------------------------------------------------------------------------
                                                                  1,087,500
----------------------------------------------------------------------------
REAL ESTATE--2.2%
Cattellus Development Corporation*                      100,000   1,375,000
----------------------------------------------------------------------------
                                                                  1,375,000
----------------------------------------------------------------------------
TECHNOLOGY--16.4%
Adobe Systems, Inc.                                      60,000   2,227,500
The Boeing Company                                       30,000   1,125,000
Electronic Data Systems Corporation                      30,000   1,220,625
International Business Machines Corporation              20,000   2,968,750
Motorola, Inc.                                           40,000   2,080,000
UNOVA, Inc*                                              35,000     505,312
----------------------------------------------------------------------------
                                                                 10,127,187
----------------------------------------------------------------------------
TRANSPORTATION & PUBLIC UTILITIES--8.9%
AT&T Corporation                                         50,000   3,112,500
Sprint Corporation                                       25,000   1,918,750
Union Pacific Corporation                                10,000     476,250
----------------------------------------------------------------------------
                                                                  5,507,500
----------------------------------------------------------------------------
Total Common Stocks (Cost $44,996,366)                           56,604,919
----------------------------------------------------------------------------
                                                     Principal
SHORT-TERM INVESTMENTS--8.8%                           Amount
                                                     ----------
U.S. Treasury Bills:
 4.75% due 12/03/98                                  $1,000,000     995,777
 3.99% due 02/11/99                                   1,000,000     988,689
 4.12% due 03/04/99                                   1,000,000     985,933
Repurchase Agreement with Firstar Bank 3.75%, dated
 10/30/98, due 11/02/98, collateralized by U.S.
 Treasury Notes valued at $2,518,599. Repurchase
 proceeds of $2,470,772. (Cost $2,470,000)            2,470,000   2,470,000
----------------------------------------------------------------------------
Total Short-Term Investments
 (Cost $5,436,849)                                                5,440,399
----------------------------------------------------------------------------
TOTAL INVESTMENTS
 (COST $50,433,215)--100.7%                                      62,045,318
LIABILITIES LESS OTHER ASSETS--(0.7%)                              (479,811)
----------------------------------------------------------------------------
TOTAL NET ASSETS--100%                                          $61,565,507
                                                                -----------

                      THE TOCQUEVILLE SMALL CAP VALUE FUND

                       INVESTMENTS AS OF OCTOBER 31, 1998


--------------------------------------------------------------------------------

                                                      Market
COMMON STOCKS--99.8%                        Shares     Value
---------------------------------------------------------------
BUSINESS SUPPORT SERVICES--16.3%
Olsten Corporation                          125,000 $ 1,148,437
PSC, Inc.*                                  110,000   1,058,750
Sensormatic Electronics Corporation*         80,000     450,000
Ultrak, Inc.*                                55,000     433,125
Wave Technologies International, Inc.*      136,000     442,000
---------------------------------------------------------------
                                                      3,532,312
---------------------------------------------------------------
CABLE TELEVISION INFRASTRUCTURE--9.5%
Anixter International Inc.*                  20,000     308,750
ANTEC Corporation*                           40,000     665,000
C-COR Electronics, Inc.*                     62,000     813,750
Scientific-Atlanta, Inc.                     17,000     253,938
---------------------------------------------------------------
                                                      2,041,438
---------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES--17.1%
National Computer Systems, Inc.*             36,000   1,008,000
Systems & Computer Technology Corporation*   95,000   1,353,750
Unisys Corporation *                         50,000   1,331,250
---------------------------------------------------------------
                                                      3,693,000
---------------------------------------------------------------
CONSUMER NON DURABLES--5.9%
Galoob Toys, Inc.                            80,000     960,000
Sbarro, Inc.*                                 5,000     117,500
Seattle Filmworks, Inc.*                     50,000     187,500
---------------------------------------------------------------
                                                      1,265,000
---------------------------------------------------------------
DRILLING EQUIPMENT & SERVICES--4.6%
Nabors Industries, Inc.*                     30,000     555,000
Oceaneering International, Inc.*             30,000     431,250
---------------------------------------------------------------
                                                        986,250
---------------------------------------------------------------
HEALTH CARE--7.6%
Dura Pharmaceuticals, Inc.*                  20,000     241,250
Owens & Minor, Inc. Holding Company          55,000     873,125
Perrigo Company*                             67,500     535,781
---------------------------------------------------------------
                                                      1,650,156
---------------------------------------------------------------
MANUFACTURING & RELATED--7.3%
CLARCOR Inc.                                 10,000     168,750
Fedders Corporation                         100,000     487,500
O'Sullivan Industries Holding, Inc.*         85,000     929,687
---------------------------------------------------------------
                                                      1,585,937
---------------------------------------------------------------

* Non-income producing security.

                     See Notes to the Financial Statements.

COMMON STOCKS                                                     Market
 (CONTINUED)                                           Shares      Value
----------------------------------------------------------------------------
PRECIOUS METALS--7.0%
Battle Mountain Gold Company                           160,000  $   870,000
Echo Bay Mines Ltd.*                                   100,000      225,000
Homestake Mining Company                                25,000      296,875
Kinross Gold Corporation*                               50,000      128,125
----------------------------------------------------------------------------
                                                                  1,520,000
----------------------------------------------------------------------------
SPECIALTY CHEMICALS--9.2%
Asahi/America, Inc.*                                    40,000      195,000
A. Schulman, Inc.                                       16,000      318,000
Chemfab Corporation*                                     5,000      105,000
Crompton & Knowles Corporation                          10,000      160,625
M.A. Hanna Company                                      35,000      514,063
OM Group, Inc.                                           5,000      163,125
Osmonics, Inc.*                                         60,000      536,250
----------------------------------------------------------------------------
                                                                  1,992,063
----------------------------------------------------------------------------
TELEPHONE INFRASTRUCTURE--15.3%
Brite Voice Systems, Inc.*                             100,000      825,000
Norstran, Inc.*                                         50,000      856,250
Periphonics Corporation*                               110,000      969,375
Teltrend, Inc.*                                         50,000      650,000
----------------------------------------------------------------------------
                                                                  3,300,625
----------------------------------------------------------------------------
Total Common Stocks
 (Cost $20,565,532)                                              21,566,781
----------------------------------------------------------------------------
                                                      Principal
                                                       Amount
SHORT-TERM INVESTMENTS--1.7%                          ---------
Repurchase Agreement with Firstar Bank, 3.25%, dated
 10/30/98, due 11/02/98, collateralized by U.S.
 Treasury Notes valued at $365,297. Repurchase
 proceeds of $357,097.
 (Cost $357,000)                                      $357,000      357,000
----------------------------------------------------------------------------
Total Short-Term Investments
 (Cost $357,000)                                                    357,000
----------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $20,922,532)--101.5%                     21,923,781
OTHER ASSETS AND LIABILITIES--(1.5%)                               (313,894)
----------------------------------------------------------------------------
TOTAL NET ASSETS--100%                                          $21,609,887
                                                                -----------

                    THE TOCQUEVILLE INTERNATIONAL VALUE FUND

                       INVESTMENTS AS OF OCTOBER 31, 1998


--------------------------------------------------------------------------------

                                                          Market
COMMON STOCKS AND WARRANTS--95.9%              Shares      Value
-------------------------------------------------------------------
AUSTRALIA--1.3%
Normandy Mining Limited                       1,000,000 $   889,857
-------------------------------------------------------------------
                                                            889,857
-------------------------------------------------------------------
AUSTRIA--0.4%
Eybl International*                              12,000     278,061
-------------------------------------------------------------------
                                                            278,061
-------------------------------------------------------------------
FRANCE--13.6%
Alcatel Alsthom                                   3,500     389,876
Banque Nationale de Paris Intercontinentale       2,500     413,900
Bull SA*                                         13,500     129,973
Carbone-Lorraine                                  6,500     374,309
Chaine et Trame                                  12,299     168,210
Charlatte SA*                                    15,400     122,077
Compagnie Internationale Andre Trigano SA           500      17,987
Credit Commercial de France                       2,000     140,438
Ducros Services Rapides SA*                      50,010     373,484
Eiffage                                           8,250     681,450
Emin--Leydier                                     6,300     326,513
Europeenne d'Extincteurs                          8,000     416,059
Faiveley SA                                      16,700     477,838
Faiveley Warrants 7/99*                             700         271
Grande Paroisse SA*                              10,500     315,743
Guillin Emballages                                4,000     108,622
Ingenico SA                                       8,461     240,573
La Brosse et J. Dupont                            5,000     539,869
Lagardere S.C.A.                                  6,500     261,549
Louis Dreyfus Citrus                             20,500     590,257
Manitou B.F. SA                                   2,400     414,188
MORS*                                           850,000     856,593
Musee Grevin SA*                                 20,000     334,719
Rubis et Cie                                     24,540     649,171
Titus Interactive*                                4,000     577,300
Vallourec SA                                      8,500     394,644
-------------------------------------------------------------------
                                                          9,315,613
-------------------------------------------------------------------
GERMANY--3.7%
Daimler-Benz AG                                   5,600     434,489
Linde AG                                            700     380,389
Preussag AG                                       1,400     516,483
ProSieben Media AG                                7,200     369,521
Viag AG                                           1,175     798,137
-------------------------------------------------------------------
                                                          2,499,019
-------------------------------------------------------------------
HONG KONG--8.0%
Elec & Eltek International Holdings Limited  11,120,000   2,139,069
Shanghai Industrial Holdings Limited          1,400,000   3,235,302
VTech Holdings Limited                           20,000      75,008
-------------------------------------------------------------------
                                                          5,449,379
-------------------------------------------------------------------

* Non-income producing security.

                     See Notes to the Financial Statements.

COMMON STOCKS AND                                            Market
 WARRANTS (CONTINUED)                             Shares      Value
----------------------------------------------------------------------
INDONESIA--7.9%
Cahaya Kalbar                                    8,441,250 $ 1,555,009
PT Asuransi Lippo Life*                          4,000,000      65,791
PT Hanjaya Mandaha Sampoerna*                    3,523,000   1,390,695
PT Indofood Sukses Makmur*                       5,866,500   1,312,278
PT Komatsu Indonesia                            10,039,500     528,409
PT Komatsu Indonesia--Rights 11/24/98            6,224,490           0
PT Mayora Indah                                 10,000,000     427,643
PT Tunas Ridean                                  3,425,000     146,468
----------------------------------------------------------------------
                                                             5,426,293
----------------------------------------------------------------------
ITALY--1.0%
Edison S.p.A.                                       42,000     370,083
Pirelli S.p.A.                                     110,000     315,590
----------------------------------------------------------------------
                                                               685,673
----------------------------------------------------------------------
JAPAN--16.4%
Asia Securities Printing Co., Ltd.                  26,000     261,057
The Bank of Tokyo--Mitsubishi, Ltd.                132,250   1,226,865
Enix Corporation                                    43,000   1,077,523
Fuji Electric Co., Ltd.                            142,000     249,814
H.I.S. Company Limited                                 300       5,664
Hitachi Koki Co., Ltd.                              92,000     253,436
Horipro                                             30,000     172,493
INES Corporation                                    42,000     299,159
The Koa Fire & Marine Insurance Co., Ltd.           60,000     180,217
Kyokuto Kaihatsu Kogyo Co., Ltd.                    81,000     229,390
Matsushita Seiko Co., Ltd.                          56,000     185,983
Matsumoto Yushi-Seiyaku                             15,000     248,441
Miroku Jyoho Service Co., Ltd.                      12,000      92,683
Mitsui Marine and Fire Insurance Company, Ltd.      80,000     397,506
N.E. Chemcat                                        20,000     127,353
Nitto Kohki Co., Ltd.                               60,000     441,788
Nippon Sanso Corporation                           432,000   1,019,510
Oiles Corporation                                   14,400     312,032
Okumura Corporation                                 98,000     424,710
Paramount Bed                                       17,200     382,299
Shiseido Company, Limited                           30,000     328,509
Sony Corporation                                     8,600     546,142
Tenma Corporation                                   24,000     222,439
Tokyo Style Co., Ltd.                               80,000     799,131
Yamada Denki                                        27,000     486,585
The Yasuda Fire & Marine Insurance Co., Ltd.       200,000     985,184
Yokogawa Bridge Corp.                               42,000     112,095
Yokogawa Construction., Ltd.                        56,000     182,619
----------------------------------------------------------------------
                                                            11,250,627
----------------------------------------------------------------------

                    THE TOCQUEVILLE INTERNATIONAL VALUE FUND

                       INVESTMENTS AS OF OCTOBER 31, 1998


--------------------------------------------------------------------------------

COMMON STOCKS AND                                           Market
 WARRANTS (CONTINUED)                            Shares      Value
---------------------------------------------------------------------
MALAYSIA--1.7%
Malaysia Assurance Alliance Berhad                 10,000 $     5,157
Road Builder (M) Holdings Berhad                2,034,000     839,087
YTL Corporation Berhard                           532,000     315,483
---------------------------------------------------------------------
                                                            1,159,727
---------------------------------------------------------------------
NETHERLANDS--2.2%
Draka Holding N.V.                                 20,000     610,376
Wolters Kluwer N.V.                                 4,700     910,960
---------------------------------------------------------------------
                                                            1,521,336
---------------------------------------------------------------------
PHILIPPINES--6.3%
DMCI Holdings, Inc.*                           37,199,000   1,456,658
Ionics Circuit, Inc.                            5,676,000   1,441,902
Solid Group, Inc.*                             46,873,000     999,058
Universal Robina Corp.                          5,000,000     396,542
---------------------------------------------------------------------
                                                            4,294,160
---------------------------------------------------------------------
SINGAPORE--10.9%
Clipsal Industries Ltd.                         2,726,000   2,562,440
Fraser & Neave Limited                            878,000   2,804,078
GP Batteries International Ltd.                   302,000     664,022
GPE Industries Limited                          1,182,000     407,790
Robinson & Company, Limited                       233,200     647,380
Sunright Limited                                  900,000     386,930
---------------------------------------------------------------------
                                                            7,472,640
---------------------------------------------------------------------
SOUTH KOREA--5.6%
Samsung Display Devices Company                    55,044   2,064,993
Samsung Electronics Co.                            21,407     876,099
Sindo Ricoh *                                      30,000     907,189
---------------------------------------------------------------------
                                                            3,848,281
---------------------------------------------------------------------
SPAIN--3.4%
Actividades de Construccion y Servicios, S.A.      10,000     318,533
Aldeasa, S.A.                                      26,000     884,380
Banco Pastor SA                                    10,000     533,604
Miquel y Costas & Miquel, S.A.                     19,000     619,349
---------------------------------------------------------------------
                                                            2,355,866
---------------------------------------------------------------------
SRI LANKA--0.2%
John Keells Holdings, Ltd.*                        37,500     106,228
---------------------------------------------------------------------
                                                              106,228
---------------------------------------------------------------------
SWITZERLAND--2.0%
Novartis (Registered Shares)                          285     513,551
Novartis AG (Bearer Shares)                           460     828,211
---------------------------------------------------------------------
                                                            1,341,762
---------------------------------------------------------------------

                     See Notes to the Financial Statements.

COMMON STOCKS AND                                                   Market
 WARRANTS (CONTINUED)                                    Shares      Value
-----------------------------------------------------------------------------
THAILAND--8.5%
Asia Credit Public Company Limited*                     1,083,133 $   294,779
Asia Credit Public Company
 Limited--Foreign*                                        160,253      54,517
GSS Array Technology Public Company Limited--Foreign*     268,900     519,594
Krung Thai Bank Public Company Limited*                 1,321,500     485,530
Krung Thai Bank Public Company
 Limited--Foreign*                                      3,019,683   1,088,910
Siam Makro Public Company Limited                         600,000   1,175,705
Thai Farmers Bank Public Company Limited*                 995,000   1,035,784
Thai Farmers Bank Public Company
 Limited--Foreign*                                        757,600     958,755
Thai Stanley Electric Public Company Limited*             271,811      88,769
Thai Stanley Electric Public Company Limited--Foreign*    119,989      32,329
Thai Rung Union Car Public Company Limited--Foreign       128,000      52,254
-----------------------------------------------------------------------------
                                                                    5,786,926
-----------------------------------------------------------------------------
UNITED KINGDOM--0.2%
Linx Printing Technologies plc                             40,000      77,039
Micro Focus Group PLC*                                     22,000      37,140
-----------------------------------------------------------------------------
                                                                      114,179
-----------------------------------------------------------------------------
UNITED STATES--2.6%
ABB AB--ADR                                                 2,700     283,500
AngloGold Limited                                          32,500     812,500
Inco Limited                                               64,500     689,344
-----------------------------------------------------------------------------
                                                                    1,785,344
-----------------------------------------------------------------------------
Total Common Stocks and Warrants (Cost $87,398,600)                65,580,971
-----------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $87,398,600)--95.9%                        65,580,971
CASH**--2.7%                                                        1,897,128
OTHER ASSETS & LIABILITIES--1.4%                                      936,820
-----------------------------------------------------------------------------
TOTAL NET ASSETS--100.0%                                          $68,414,919
                                                                  -----------

 * Non-income producing security.
** Cash balance is interest earning.

                        THE TOCQUEVILLE GOVERNMENT FUND

                       INVESTMENTS AS OF OCTOBER 31, 1998


--------------------------------------------------------------------------------

                                                      Par       Market
                                                     Value      Value
------------------------------------------------------------------------
U.S GOVERNMENT AGENCY--33.9%
Federal Home Loan Bank (FHLB):
 6.56%, due 07/15/08                               $1,000,000 $  997,303
 7.15%, due 12/28/12                                1,000,000  1,003,851
 6.87%, due 09/11/13                                1,000,000    999,512
 6.29%, due 10/08/13                                1,000,000    975,560
Federal Home Loan Mortgage Corporation (FHLMC),
 7.00%, due 12/04/12                                1,000,000  1,031,463
------------------------------------------------------------------------
Total U.S. Government Agency (Cost $5,006,124)                 5,007,689
------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--39.1%
U.S. Treasury Notes:
 5.625%, due 11/30/99                                 500,000    506,406
 5.875%, due 11/30/01                               1,000,000  1,043,751
 5.875%, due 09/30/02                               1,000,000  1,053,126
 5.750%, due 10/31/02                               1,000,000  1,049,063
 5.750%, due 08/15/03                               1,000,000  1,060,001
 5.625%, due 02/15/06                               1,000,000  1,069,688
------------------------------------------------------------------------
Total U.S. Treasury Obligations (Cost $5,475,092)              5,782,035
------------------------------------------------------------------------



                     See Notes to the Financial Statements.

                                                   Par       Market
                                                  Value       Value
----------------------------------------------------------------------
SHORT-TERM INVESTMENTS--23.5%
U.S. Treasury Bills:
 4.45%, due 12/17/98                            $1,000,000 $   994,314
 4.35%, due 01/21/99                             1,500,000   1,485,333
 4.08%, due 03/18/99                             1,000,000     984,491
----------------------------------------------------------------------
Total Short-Term Investments (Cost $3,463,816)               3,464,138
----------------------------------------------------------------------
 TOTAL INVESTMENTS (COST $13,945,032)--96.5%                14,253,862
 OTHER ASSETS & LIABILITIES,
  NET--3.5%                                                    518,894
----------------------------------------------------------------------
 TOTAL NET ASSETS--100%                                    $14,772,756
                                                           -----------

                           THE TOCQUEVILLE GOLD FUND

                       INVESTMENTS AS OF OCTOBER 31, 1998


--------------------------------------------------------------------------------

                                                     Market
COMMON STOCKS--92.3%                       Shares    Value
-------------------------------------------------------------
GOLD & GOLD RELATED--73.8%
Acacia Resources Limited (AU)               47,000 $   74,580
Agnico-Eagle Mines Limited                  50,000    246,875
AngloGold Limited--ADR                      25,000    625,000
Ashanti Goldfields Company Ltd.             45,000    385,313
Barrick Gold Corporation                     6,000    128,250
Battle Mountain Gold Company                20,000    108,750
Dayton Mining Corporation*                  25,000     12,500
Delta Gold NL (AU)                          47,000     76,627
Durban Roodepoort Deep Limited*            100,000    296,875
Euro-Nevada Mining Corporation (CN)         15,000    233,678
Franco-Nevada Mining Corp. Ltd. (CN)        12,500    240,384
Getchell Gold Corporation*                  30,000    525,000
Gold Reserve Corporation*                   25,000     31,250
Goldcorp Inc.*                              40,000    195,000
Greenstone Resources Ltd.*                 205,000    301,094
Harmony Gold Mining Company Limited*        75,000    389,062
Homestake Mining Company                    40,000    475,000
Kinross Gold Corporation*                   90,000    230,625
Meridian Gold Inc.*                         80,000    415,000
Newmont Mining Corporation                  15,000    318,750
Normandy Mining Limited (AU)               150,000    133,479
Placer Dome Inc.                            10,000    157,500
Prime Resources Group, Inc.                 25,000    215,625
Rayrock Yellowknife Resources, Inc.* (CN)   35,000    147,059
Sutton Resources Ltd.*                      30,000    111,562
-------------------------------------------------------------
                                                    6,074,838
-------------------------------------------------------------
PRECIOUS METALS & RELATED--17.7%
Aluminum Company of America                  2,000    158,500
Apex Silver Mines Limited*                  20,000    182,500
Freeport-McMoran Copper & Gold, Inc.        10,000    123,125
Impala Platinum Holdings Limited            10,000    101,250
Inco Limited                                 7,000     74,813
Minorco SA--ADR                             15,000    255,000
Phelps Dodge Corporation                     2,000    115,250
Southern Peru Copper                        10,000    119,375
Stillwater Mining Company*                  10,000    323,750
-------------------------------------------------------------
                                                    1,453,563
-------------------------------------------------------------



                     See Notes to the Financial Statements.

COMMON STOCKS                                                         Market
 (CONTINUED)                                               Shares     Value
-------------------------------------------------------------------------------
DIAMONDS--0.8%
De Beers Cons Mines--ADR                                      5,000 $   71,875
-------------------------------------------------------------------------------
                                                                        71,875
-------------------------------------------------------------------------------
Total Common Stocks (Cost $7,167,807)                                7,600,276
-------------------------------------------------------------------------------
                                                          Principal
SHORT-TERM INVESTMENTS--9.0%                               Amount
                                                          ---------
U.S. Treasury Bill 4.05% due 01/28/99                     $ 500,000    495,045
Repurchase Agreement with Firstar Bank 3.25%, dated
 10/30/98, due 11/02/98, collateralized by U.S. Treasury
 Notes valued at $249,823. Repurchase proceeds of
 $244,066.
 (Cost $244,000)                                            244,000    244,000
-------------------------------------------------------------------------------
Total Short Term Investments
 (Cost $737,913)                                                       739,045
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $7,905,720)--101.3%                          8,339,321
LIABILITIES LESS OTHER ASSETS--(1.3%)                                 (110,593)
-------------------------------------------------------------------------------
TOTAL NET ASSETS--100.0%                                            $8,228,728
                                                                    ----------

* Non-income producing security.

(AU)Australia
(CN)Canada
ADR:American Depository Receipt

                             THE TOCQUEVILLE TRUST

                      STATEMENTS OF ASSETS AND LIABILITIES

                                October 31, 1998

--------------------------------------------------------------------------------

                              THE      SMALL CAP   INTERNATIONAL
                          TOCQUEVILLE    VALUE         VALUE     GOVERNMENT      GOLD
                             FUND        FUND          FUND         FUND         FUND
                          ----------- -----------  ------------- -----------  ----------
ASSETS
Investments, at value*    $62,045,318 $21,923,781   $65,580,971  $14,253,862  $8,339,321
Foreign Currencies**                0           0       761,839            0           0
Cash***                            45         156     1,897,129      265,439       2,318
Receivable for
 investments sold                   0     360,488     1,175,594            0      32,256
Receivable for fund
 shares sold                        0           0        14,000      144,000           0
Dividends, interest and
 other receivables             36,079       3,154       459,004      181,457       7,203
Due from Investment
 Adviser                            0           0             0            0       1,003
Prepaid expense                 1,539       6,601         9,256        3,475      12,271
Deferred organization
 expense                            0       6,213         4,635        8,638      26,780
                          ----------- -----------   -----------  -----------  ----------
Total Assets               62,082,981  22,300,393    69,902,428   14,856,871   8,421,152
                          ----------- -----------   -----------  -----------  ----------
LIABILITIES
Payable for investments
 purchased                    381,515     606,663     1,160,435            0     151,392
Payable for fund shares
 repurchased                   10,000       3,000        19,024       10,000           0
Payable to Investment
 Adviser                       36,752      12,631        50,041        9,044           0
Dividends payable                   0           0             0       15,959           0
Accrued distribution fee       12,056       4,015        12,946        2,990       4,523
Accrued expenses and
 other liabilities             77,151      64,197       245,063       46,122      36,509
                          ----------- -----------   -----------  -----------  ----------
Total Liabilities             517,474     690,506     1,487,509       84,115     192,424
                          ----------- -----------   -----------  -----------  ----------
Net Assets                $61,565,507 $21,609,887   $68,414,919  $14,772,756  $8,228,728
                          ----------- -----------   -----------  -----------  ----------
NET ASSETS CONSISTED OF:
Paid in capital           $45,482,204 $20,617,745   $95,800,497  $14,477,733  $7,819,077
Undistributed net
 investment income
 (loss)                       185,582           0             0            0       1,169
Accumulated net realized
 gain (loss)                4,285,618      (9,107)   (5,281,417)     (13,807)    (25,750)
Net unrealized
 appreciation
 (depreciation)            11,612,103   1,001,249   (22,104,161)     308,830     434,232
                          ----------- -----------   -----------  -----------  ----------
Net assets                $61,565,507 $21,609,887   $68,414,919  $14,772,756  $8,228,728
                          ----------- -----------   -----------  -----------  ----------
Shares outstanding
 (unlimited shares of
 $0.01 par value
 authorized)                3,620,930   1,716,297     8,431,119    1,436,264     764,645
Net asset value and
 redemption price per
 share                    $     17.00 $     12.59   $      8.11  $     10.29  $    10.76
                          ----------- -----------   -----------  -----------  ----------
Maximum offering price
 per share                $     17.71 $     13.11   $      8.45  $     10.72  $    11.21
                          ----------- -----------   -----------  -----------  ----------
  *Cost of Investments    $50,433,215 $20,922,532   $87,398,600  $13,945,032  $7,905,720
 **Cost of Foreign
 Currencies               $         0 $         0   $ 1,048,419  $         0  $        0

***Cash balance in International Fund is an interest earning balance.

                     See Notes to the Financial Statements.

                             THE TOCQUEVILLE TRUST

                            STATEMENTS OF OPERATIONS

                          Year Ended October 31, 1998

--------------------------------------------------------------------------------

                            THE       SMALL CAP   INTERNATIONAL
                        TOCQUEVILLE     VALUE         VALUE      GOVERNMENT    GOLD
                           FUND         FUND          FUND          FUND       FUND (1)
                        -----------  -----------  -------------  ----------  --------
INVESTMENT INCOME:
Dividends*              $   729,065  $    62,716  $  1,478,611   $        0  $ 17,124
Interest                    424,768       62,712       212,845      940,330    21,216
                        -----------  -----------  ------------   ----------  --------
                          1,153,833      125,428     1,691,456      940,330    38,340
                        -----------  -----------  ------------   ----------  --------
EXPENSES:
Investment Adviser's
 fee                        498,857      171,076       605,315       81,416    18,773
Custodian and fund ac-
 counting fees               40,394       32,065       320,663       28,260    11,193
Transfer agent and
 shareholder services        34,119       14,275        17,238       13,016     5,781
Professional fees            32,635       33,229        44,171       21,393    23,493
Distribution fees           166,286       57,026       160,106       40,708     4,693
Administration fee           99,771       34,215        96,063       24,425     2,816
Printing and mailing
 expense                     19,090       10,110         6,246        3,389     2,091
Registration fees            14,620        6,920        13,502        5,522     5,535
Trustee fees and ex-
 penses                       8,572        9,035         8,666        8,666     1,968
Insurance                     3,285        3,325         1,920        2,190     1,476
Amortization of organ-
 ization costs                    0        5,617         6,183        4,394     1,613
Other                         3,794        4,104         4,129        1,825        50
                        -----------  -----------  ------------   ----------  --------
 Total expenses before
  waiver                    921,423      380,997     1,284,202      235,204    79,482
  Less: Fees waived               0            0             0      (72,372)  (42,311)
                        -----------  -----------  ------------   ----------  --------
  Net expenses              921,423      380,997     1,284,202      162,832    37,171
                        -----------  -----------  ------------   ----------  --------
NET INVESTMENT INCOME
 (LOSS)                     232,410     (255,569)      407,254      777,498     1,169
                        -----------  -----------  ------------   ----------  --------
REALIZED AND
 UNREALIZED GAIN
 (LOSS):
  Net realized gain
   (loss) on:
    Investments           4,555,614       (7,237)   (4,860,667)      (5,562)  (25,750)
    Foreign currency
     translation                  0            0      (199,667)           0         0
  Net change in
   unrealized
   appreciation
   (depreciation)        (7,924,209)  (3,182,451)   (9,062,388)     282,830   434,232
                        -----------  -----------  ------------   ----------  --------
    Net gain (loss) on
     investments and
     foreign currency    (3,368,595)  (3,189,688)  (14,122,722)     277,268   408,482
                        -----------  -----------  ------------   ----------  --------
NET INCREASE (DE-
 CREASE) IN NET ASSETS
 RESULTING FROM OPERA-
 TIONS                  $(3,136,185) $(3,445,257) $(13,715,468)  $1,054,766  $409,651
                        -----------  -----------  ------------   ----------  --------
*Net of Foreign Taxes
 Withheld                     1,031            0       205,224            0       892
                        -----------  -----------  ------------   ----------  --------

(1)From 06/29/98--Date of Inception

                     See Notes to the Financial Statements.

                             THE TOCQUEVILLE TRUST

                      STATEMENTS OF CHANGES IN NET ASSETS


--------------------------------------------------------------------------------

                                                     THE TOCQUEVILLE FUND
                                                   --------------------------
                                                   FOR THE YEAR  FOR THE YEAR
                                                      ENDED         ENDED
                                                   OCTOBER 31,   OCTOBER 31,
                                                       1998          1997
                                                   ------------  ------------
OPERATIONS:
 Net investment income (loss)                      $    232,410  $   182,463
 Net realized gain (loss) on investments and for-
  eign currency                                       4,555,614    7,000,921
 Net change in unrealized appreciation (deprecia-
  tion)                                              (7,924,209)   8,066,500
                                                   ------------  -----------
  Net increase (decrease) in net assets resulting
   from operations                                   (3,136,185)  15,249,884
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income                                (184,680)    (161,026)
  Net realized gains                                 (7,015,177)  (2,120,066)
                                                   ------------  -----------
   Total dividends and distributions                 (7,199,857)  (2,281,092)
CAPITAL SHARE TRANSACTIONS
 Shares Sold                                         11,460,273   16,178,975
 Shares issued to holders in reinvestment of divi-
  dends                                               6,318,448    1,891,528
 Shares issued on Merger                                      0            0
 Shares Redeemed                                    (10,875,514)  (8,454,915)
                                                   ------------  -----------
 Net Increase (Decrease)                              6,903,207    9,615,588
                                                   ------------  -----------
   Net increase (decrease) in net assets             (3,432,835)  22,584,380
NET ASSETS:
 Beginning of period                                 64,998,342   42,413,962
                                                   ------------  -----------
 End of period*                                      61,565,507   64,998,342
                                                   ------------  -----------
* Including undistributed net investment income
 (loss) of:                                        $    206,299  $   158,569
                                                   ------------  -----------

--------
(1) Commencement of Operations

                     See Notes to the Financial Statements.

                             THE TOCQUEVILLE TRUST

                      STATEMENTS OF CHANGES IN NET ASSETS


--------------------------------------------------------------------------------

   SMALL CAP VALUE FUND       INTERNATIONAL VALUE FUND         GOVERNMENT FUND           GOLD FUND
 ---------------------------- --------------------------  --------------------------  ----------------
 FOR THE YEAR   FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  JUNE 29, 1998(1)
    ENDED          ENDED         ENDED         ENDED         ENDED         ENDED            THRU
 OCTOBER 31,    OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,     OCTOBER 31,
     1998           1997          1998          1997          1998          1997            1998
 ------------   ------------  ------------  ------------  ------------  ------------  ----------------
 $  (255,569)   $  (125,970)  $   407,254   $    69,772   $   777,498   $   778,796      $    1,169
      (7,237)     2,372,872    (5,060,334)     (300,629)       (5,562)       87,972         (25,750)
  (3,182,451)     2,716,960    (9,062,388)  (14,755,900)      282,830       (63,733)        434,232
 -----------    -----------   -----------   -----------   -----------   -----------      ----------
  (3,445,257)     4,963,862   (13,715,468)  (14,986,757)    1,054,766       803,035         409,651
           0              0      (666,647)     (113,921)     (777,498)     (778,796)              0
  (2,201,644)    (1,277,296)            0    (1,177,180)            0       (45,262)              0
 -----------    -----------   -----------   -----------   -----------   -----------      ----------
  (2,201,644)    (1,277,296)     (666,647)   (1,291,101)     (777,498)     (824,058)              0
   6,711,422      5,334,618    25,439,613    35,347,849     2,675,919     6,556,888       7,819,077
   2,059,937      1,196,250       638,631     1,280,388       573,364       700,343               0
           0              0             0    18,095,391             0     5,723,220               0
  (2,101,435)    (1,175,595)   (4,243,787)   (1,415,527)   (5,561,374)   (5,940,079)              0
 -----------    -----------   -----------   -----------   -----------   -----------      ----------
   6,669,924      5,355,273    21,834,457    53,308,101    (2,312,091)    7,040,372       7,819,077
 -----------    -----------   -----------   -----------   -----------   -----------      ----------
   1,023,023      9,041,839     7,452,342    37,030,243    (2,034,823)    7,019,349       8,228,728
  20,586,864     11,545,025    60,962,577    23,932,334    16,807,579     9,788,230               0
 -----------    -----------   -----------   -----------   -----------   -----------      ----------
  21,609,887     20,586,864    68,414,919    60,962,577    14,772,756    16,807,579       8,228,728
 -----------    -----------   -----------   -----------   -----------   -----------      ----------
 $  (255,569)   $         0   $         0   $    64,452   $         0   $         0      $    1,169
 -----------    -----------   -----------   -----------   -----------   -----------      ----------

                     See Notes to the Financial Statements.

                             THE TOCQUEVILLE TRUST

                              THE TOCQUEVILLE FUND
                      THE TOCQUEVILLE SMALL CAP VALUE FUND
                    THE TOCQUEVILLE INTERNATIONAL VALUE FUND
                        THE TOCQUEVILLE GOVERNMENT FUND
                           THE TOCQUEVILLE GOLD FUND

                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. ORGANIZATION

  The Tocqueville Trust (the "Trust") was organized as a Massachusetts business trust registered under the Investment Company Act of 1940 as amended, as a di-versified, open-end management investment company. The Trust consists of five separate Funds: The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund, The Tocqueville Government Fund and The Tocqueville Gold Fund (the "Funds"). The objective of The Tocqueville Fund is long-term capital appreciation, primarily through investments in securities of United States issuers. The objective of The Tocqueville Small Cap Value Fund is long-term capital appreciation primarily through investments in securities of small capitalization United States issuers. The objective of The Tocqueville International Value Fund is long-term capital appreciation primarily through investment in securities of issuers located outside the United States. The ob-jective of the Tocqueville Government Fund is to provide high current income consistent with the maintenance of principal and liquidity through investments in obligations issued or guaranteed by the U.S. Treasury or agencies of the U.S. Government. The objective of The Tocqueville Gold Fund is to provide long-term capital appreciation through investments in Gold and Securities or compa-nies located throughout the world that are engaged in mining or processing gold, and through investments in other precious metals and securities of compa-nies located throughout the world that are engaged in mining or processing such other precious metals. The following is a summary of significant accounting principles followed by the Trust in the preparation of its financial state-ments.

--------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES
A) SECURITY VALUATION

  Investments in securities, including foreign securities, traded on an ex-change or quoted on the over-the-counter market are valued at the last sale price or, if no sale occurred during the day, at the mean between closing bid and asked prices, as last reported by a pricing service approved by the Trust-ees. When market quotations are not readily available, or when restricted secu-rities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures established by the Trustees. Short-term investments are stated at cost which, together with accrued inter-est, approximates market value.

--------------------------------------------------------------------------------
B) FEDERAL INCOME TAX

  It is the Trust's policy to comply with the provisions of the Internal Reve-nue Code ("Code") applicable to regulated investment companies and to distrib-ute all of its taxable income to its shareholders. It is also the Trust's in-tention to distribute amounts sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no federal income or excise tax pro-vision is required.

--------------------------------------------------------------------------------
C) DEFERRED ORGANIZATION EXPENSES

  Expenses incurred in connection with the organization of The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund, The Tocqueville Government Fund and The Tocqueville Gold Fund are being amortized on a straight-line basis over a five-year period from each Fund's commencement of operations.

-------------------------------------------------------------------------------
D) FOREIGN CURRENCY TRANSLATION

  Investments and other assets and liabilities denominated in foreign curren-cies are translated to U.S. dollars at the prevailing rates of exchange. The Tocqueville International Value Fund and The Tocqueville Gold Fund are engaged in transactions in securities denominated in foreign currencies and, as a re-sult, enters into foreign exchange contracts. These Funds are exposed to addi-tional market risk as a result of changes in the value of the underlying cur-rency in relation to the U.S. dollar. The value of foreign currency contracts are "marked to market" on a daily basis, which reflects the changes in the market value of the contract at the close of each day's trading, resulting in daily unrealized gains and/or losses. When the contracts are closed, the Funds recognize a realized gain or loss.

  The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from invest-ments.

  Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

-------------------------------------------------------------------------------
E) USE OF ESTIMATES

  The preparation of financial statements in conformity with generally ac-cepted accounting principles requires management to make estimates and assump-tions that effect the reported amounts of assets and liabilities and disclo-sure of contingent assets and liabilities at the date of the financial state-ments and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

-------------------------------------------------------------------------------
F) OTHER

  Investment and shareowner transactions are recorded no later than the first business day after the trade date. Dividend income is recognized on the ex-dividend date or at the time the Fund becomes aware. Interest income is recog-nized on the accrual basis and market discount is accounted for on a yield to maturity basis from settlement date. The Trust uses the first-in, first-out method for determining realized gain or loss on investments sold for both fi-nancial reporting and federal tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Expenses incurred by the Trust not specifi-cally identified to a Fund are allocated on a basis relative to the size of each Fund's daily net asset value. It is the Trust's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements.

--------------------------------------------------------------------------------
3. INVESTMENT ADVISORY AND OTHER AGREEMENTS

  Tocqueville Asset Management L.P. ("Tocqueville"), is the investment adviser to the Trust under an Investment Advisory Agreement approved by shareholders on February 26, 1990. For its services, Tocqueville receives a fee from The Tocqueville Fund, payable monthly, at an annual rate of .75% on the first $100 million of its average daily net assets, .70% of the next $400 million of average daily net assets, and .65% of average daily net assets in excess of $500 million. Tocqueville receives a fee from The Tocqueville Small Cap Value Fund, payable monthly, at an annual rate of .75% on the first $100 million of its average daily net assets, .70% of the next $400 million of average daily net assets, and .65% of average daily net assets in excess of $500 million. Tocqueville receives a fee from The Tocqueville International Value Fund, payable monthly, at an annual rate of 1.00% on the first $50 million of its average daily net assets, .75% of the next $50 million of average daily net assets, and .65% of average daily net assets in excess of $100 million. Tocqueville receives a fee from The Tocqueville Government Fund, payable monthly, at an annual rate of .50% on the first $500 million of the Fund's average daily net assets, .40% of the next $500 million of average daily net assets, and .30% of average daily net assets in excess of $1 billion. With respect to The Tocqueville Government Fund, the Adviser has agreed to waive its fee or reimburse expenses to the extent necessary to limit total annual expenses to 1% of the Fund's average daily net assets through November 29, 1999. Tocqueville receives a fee from the Tocqueville Gold Fund, payable monthly at an annual rate of 1.00% on the first $500 million of the average daily net assets or the Fund, .75% of average daily net assets in excess of $500 million but not exceeding $1 billion, and .65% of the average daily net assets in excess of $1 billion.

  Pursuant to an Administrative Services Agreement, each Fund pays to the Adviser a fee computed and paid monthly at an annual rate of 0.15% of the average daily net assets of the Fund. For the year ended October 31, 1998, the Adviser has made payments of $29,179, $17,784, $28,034, $17,784 and $6,884 to
Firstar Mutual Fund Services, LLC for services provided under a Sub-Administration agreement for The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund, The Tocqueville Government Fund and The Tocqueville Gold Fund, respectively.

 FOR THE PERIOD ENDED OCTOBER 31, 1998, THE ADVISER WAIVED THE FOLLOWING FEES:

                                                             GOVERNMENT        GOLD
                                                                FUND           FUND
                                                             ----------       -------
Advisory Fees waived                                          $72,372         $18,773
Administration Fees waived                                    $     0         $ 2,816
Reimbursement by Advisor                                      $     0         $20,722

  Tocqueville Securities L.P. (the "Distributor") acts as distributor for shares of the Fund and purchases shares of the Fund at net asset value to fill orders as received from investment dealers. For the year ended October 31, 1998, the Distributor received net commissions of $19,471 from the sale of the Trust's shares.

--------------------------------------------------------------------------------

  The Fund has adopted distribution plans related to the sale of shares pursuant to which the Fund may incur distribution expenses in amounts not to exceed 0.25% per annum of the average daily net assets. Such expenses may include, but are not limited to, advertising, printing, and distribution of sales literature, prospectuses and other materials, and payments to dealers and shareholders servicing agents including the Distributor. Under the distribution plans, the Distributor is permitted to carry forward expenses not reimbursed by the distribution fees to subsequent fiscal years for submission to the Fund for payment, subject to the continuation of the Plan. The distributor has informed the trust that, as of October 31, 1998, there were $194,956, $85,011, $62,006,
$42,752 and $11,644 in unreimbursed expenses for The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund, The Tocqueville Government Fund and The Tocqueville Gold Fund, respectively.

  Commissions earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund, The Tocqueville Government Fund and The Tocqueville Gold Fund for the year ended October 31, 1998, were $30,907, $108,144, $37,427, $21,238 and $180, respectively.

--------------------------------------------------------------------------------
4. FUND SHARE TRANSACTIONS

  The Fund currently offers only one class of shares of beneficial interest.

                                                          TOCQUEVILLE
                                                              FUND
                                                      ---------------------
                                                        AMOUNT      SHARES
                                                      -----------  --------
YEAR ENDED OCTOBER 31, 1998
 Shares sold                                          $11,460,273   628,666
 Shares issued to owners in reinvestment of dividends   6,318,448   362,508
 Shares redeemed                                      (10,875,514) (587,124)
                                                      -----------  --------
 Net Increase/(Decrease)                              $ 6,903,207   404,050
                                                      -----------  --------
YEAR ENDED OCTOBER 31, 1997
 Shares sold                                          $16,178,975   876,867
 Shares issued to owners in reinvestment of dividends   1,891,528   121,330
 Shares issued on Merger                                        0         0
 Shares redeemed                                       (8,454,915) (457,883)
                                                      -----------  --------
 Net Increase                                         $ 9,615,588   540,314
                                                      -----------  --------

--------
* For the period June 29, 1998 through October 31, 1998

  On November 29, 1996, The Tocqueville Government Fund acquired all of the net assets of Ivy Short Term Bond Fund pursuant to a plan of reorganization approved by Ivy Short Term Bond shareholders on November 15, 1996. The acquisition was accomplished by a tax free exchange of shares of The Tocqueville Government Fund for the net assets of Ivy Short Term Bond Fund which aggregated $5,723,220 including unrealized appreciation of $28,973. The combined net assets of The Tocqueville Government Fund immediately after the merger were $15,699,438.

--------------------------------------------------------------------------------

     SMALL CAP
       VALUE            INTERNATIONAL VALUE         GOVERNMENT
       FUND                    FUND                    FUND                GOLD FUND*
---------------------  ----------------------  ----------------------  -------------------
  AMOUNT      SHARES     AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT    SHARES
----------   --------  -----------  ---------  -----------  ---------  ---------- --------
$6,711,422    456,425  $25,439,613  2,880,164  $ 2,675,919    263,551  $7,819,077  764,645
 2,059,937    144,685      638,631     73,406      573,364     56,439           0        0
(2,101,435)  (148,051)  (4,243,787)  (506,725)  (5,561,374)  (545,808)          0        0
----------   --------  -----------  ---------  -----------  ---------  ---------- --------
$6,669,924    453,059  $21,834,457  2,446,845  ($2,312,091) ($225,818) $7,819,077 $764,645
----------   --------  -----------  ---------  -----------  ---------  ---------- --------
$5,334,618    383,306  $35,347,849  2,753,233  $ 6,556,888    651,940  $        0        0
 1,196,250     94,790    1,280,388    107,056      700,343     69,492           0        0
         0          0   18,095,391  1,333,485    5,723,220    563,864           0        0
(1,175,595)   (78,096)  (1,415,527)  (113,492)  (5,940,079)  (589,453)          0        0
----------   --------  -----------  ---------  -----------  ---------  ---------- --------
$5,355,273    400,000  $53,308,101  4,080,282  $ 7,040,372    695,843  $        0        0
----------   --------  -----------  ---------  -----------  ---------  ---------- --------

* For the period June 29, 1998 through October 31, 1998

  On May 1, 1997, pursuant to a Plan of Reorganization and Liquidation approved by shareholders on April 29, 1997, the assets of The Tocqueville Asia-Pacific Fund were transferred to The Tocqueville International Value Fund. The reorganization was accomplished by a tax free exchange of shares of The Tocqueville International Value Fund for the net assets of The Tocqueville Asia-Pacific Fund which aggregated $18,095,391 including $1,674,266 of unrealized depreciation. The combined net assets of The Tocqueville International Value Fund immediately after the merger were $54,615,666.

--------------------------------------------------------------------------------
5. INVESTMENT TRANSACTIONS

  Purchases and sales of investment securities (excluding short-term instru-ments) for the year ended October 31, 1998 were as follows:

                             THE       SMALL CAP   INTERNATIONAL
                         TOCQUEVILLE     VALUE         VALUE      GOVERNMENT      GOLD
                            FUND         FUND          FUND          FUND         FUND
                         -----------  -----------  -------------  -----------  ----------
PURCHASES
U.S. Government          $         0  $         0  $          0   $12,745,535  $        0
Other                     27,666,572   18,872,884    76,106,191             0   7,244,888
                         -----------  -----------  ------------   -----------  ----------
Total                    $27,666,572  $18,872,884  $ 76,106,191   $12,745,535  $7,244,888
                         -----------  -----------  ------------   -----------  ----------
SALES
U.S. Government          $         0  $   200,000  $          0   $11,753,105  $        0
Other                     19,848,298   12,996,794    45,704,878             0      50,366
                         -----------  -----------  ------------   -----------  ----------
Total                    $19,848,298  $13,196,794  $ 45,704,878   $11,753,105  $   50,366
                         -----------  -----------  ------------   -----------  ----------

  Unrealized appreciation (depreciation) at October 31, 1998 based on cost of securities for Federal tax purposes is as follows:

                             THE       SMALL CAP   INTERNATIONAL
                         TOCQUEVILLE     VALUE         VALUE      GOVERNMENT      GOLD
                            FUND         FUND          FUND          FUND         FUND
                         -----------  -----------  -------------  -----------  ----------
Gross unrealized appre-
 ciation                 $15,056,671  $ 3,505,669  $  7,712,006   $   341,824  $  765,012
Gross unrealized depre-
 ciation                  (3,685,548)  (2,506,292)  (30,148,436)      (32,994)   (352,620)
                         -----------  -----------  ------------   -----------  ----------
Net unrealized
 appreciation
 (depreciation)          $11,371,123  $   999,377  $(22,436,430)  $   308,830  $  412,392
                         -----------  -----------  ------------   -----------  ----------
Cost of investments      $50,674,195  $20,924,404  $ 88,779,240   $13,945,032  $7,926,929
                         -----------  -----------  ------------   -----------  ----------

  At October 31, 1998, The Tocqueville Government Fund had tax basis capital losses of $664,000 of which $658,000 arose from the merger with Ivy Short Term Bond Fund described in Note 4. The latter losses may be carried over to offset future capital gains through 2003. The balance of $6,000 expires in 2006.

  At October 31, 1998, The Tocqueville International Value Fund had tax basis capital losses of $5,166,000 which may be carried over to offset future capital gains. Of this amount $213,000 arose from the merger with Tocqueville Asia Pa-cific Fund described in Note 4. Such losses may be carried over to offset fu-ture capital gains through 2006.

  At October 31, 1998, The Tocqueville Small Cap Value Fund and The Tocqueville Gold Fund had tax basis capital losses of $7,200 and $4,500, respectively, which may be carried over to offset future capital gains through October 31, 2006. Net realized capital losses differ for financial statement and tax pur-poses primarily due to differing treatments of wash sales.

                             THE TOCQUEVILLE TRUST
--------------------------------------------------------------------------------
INDEPENDENT AUDITOR'S REPORT

To the Board of Trustees and Shareholders
 The Tocqueville Trust

We have audited the accompanying statements of assets and liabilities, includ-ing the investment portfolios, of The Tocqueville Trust, including The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville Inter-national Value Fund, The Tocqueville Government Fund and The Tocqueville Gold Fund as of October 31, 1998, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the peri-ods indicated in the accompanying financial statements. These financial state-ments and financial highlights are the responsibility of the Trust's manage-ment. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of Oc-tober 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe that our audits provide a reasonable basis for our opin-ion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund, The Tocqueville Government Fund and The Tocqueville Gold Fund series of The Tocqueville Trust as of October 31, 1998, the results of their operations, the changes in their net assets, and their financial highlights, for the periods indicated, in conformity with generally accepted accounting principles.


New York, New York
December 4, 1998

                               INVESTMENT ADVISER
                       Tocqueville Asset Management L.P.
                                 1675 Broadway
                               New York, NY 10019
                                 (212) 698-0800
                              www.tocqueville.com

                                  DISTRIBUTOR
                          Tocqueville Securities L.P.
                                 1675 Broadway
                               New York, NY 10019
                                 (212) 698-0800

                            SHAREHOLDERS' SERVICING,
                          CUSTODIAN AND TRANSFER AGENT
                       Firstar Mutual Fund Services, LLC
                                  P.O. Box 701
                            Milwaukee, WI 53201-0701
                                 (800) 697-3863

                               BOARD OF TRUSTEES
                           Francois Sicart - Chairman
                                Lucille G. Bono
                              Bernard F. Combemale
                               James B. Flaherty
                                  Inge Heckel
                             Robert W. Kleinschmidt
                              Francois Letaconnoux
                              Larry M. Senderhauf